SCHEDULE 14A
                            (Rule 14a-101)
               INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(A) of the
            Securities Exchange Act of 1934 (Amendment No. ___)
Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
                                       Only (as determined by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     ENERGY CONVERSION DEVICES, INC.
--------------------------------------------------------------------------------
           (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

      (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

      (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      (4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

      (5)  Total fee paid:

           ---------------------------------------------------------------------

           [ ] Fee paid previously with preliminary materials.

           ---------------------------------------------------------------------

           [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:

                ----------------------------------------------------------------

           (2)  Form, Schedule or Registration Statement No.:

                ----------------------------------------------------------------

           (3)  Filing Party:

                ----------------------------------------------------------------

           (4)  Date Filed:

                ----------------------------------------------------------------

                           COMPANY LOGO


                  ENERGY CONVERSION DEVICES, INC.
                       2956 Waterview Drive
                  Rochester Hills, Michigan 48309

                                               January 18, 2002

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Energy Conversion Devices, Inc., which will be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on Thursday, February 21, 2002, at 10:00 a.m. (EST). If you plan to attend the meeting, we would appreciate your calling the Investor Relations department at
(248) 293-0440 or sending us an e-mail at investor_relations@ovonic.com.

      Details of the business to be conducted at this meeting are given in the attached Notice of Meeting of Stockholders and Proxy Statement.

      You may vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope. Representation of your shares at the meeting is very important. Accordingly, whether or not you plan to attend the meeting, we urge you to submit your proxy promptly by one of the methods offered.

      We look forward to seeing you at the meeting.

                                    Sincerely,


                                    /s/ Robert C. Stempel
                                    -------------------------------
                                    Robert C. Stempel
                                    Chairman of the Board






                      YOUR VOTE IS IMPORTANT

      In order to assure your representation at this meeting, you are requested to vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy as promptly as possible in the enclosed envelope. No postage need be affixed if mailed in the United States.

                  ENERGY CONVERSION DEVICES, INC.
                      ----------------------

                 NOTICE OF MEETING OF STOCKHOLDERS
                      ----------------------

                                               Rochester Hills, Michigan
                                                        January 18, 2002

To the Stockholders of
ENERGY CONVERSION DEVICES, INC.:

      NOTICE is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ENERGY CONVERSION DEVICES, INC. (the "Company" or "ECD") will be held at 10:00 a.m. (E.S.T.) on Thursday, February 21, 2002, at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan. The purpose of the Meeting is to:

      1. Elect fourteen directors to hold office until the next Annual Meeting of Stockholders of the Company.

      2. Approve the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending June 30, 2002.

      3.   Transact such other business as may properly come before the Meeting.

      Stockholders of record at the close of business on December 31, 2001 will be entitled to vote at the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at our offices. Whether or not you plan to attend the Meeting in person, please vote your shares by telephone, by the Internet or by signing, dating and returning the enclosed proxy promptly in the accompanying reply envelope.

      The Company's Annual Report on Form 10-K for its fiscal year ended June 30, 2001 accompanies the enclosed Proxy Statement.


                                    By Order of the Board of Directors


                                    /s/ Ghazaleh Koefod
                                    ----------------------------------
                                    Ghazaleh Koefod
                                    Secretary

                   Energy Conversion Devices, Inc.
                       2956 Waterview Drive
                     Rochester Hills, MI 48309
                      ----------------------

                          PROXY STATEMENT
                      ----------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Energy Conversion Devices, Inc. (the "Company" or "ECD"), a Delaware corporation, to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan on Thursday, February 21, 2002, at 10:00 a.m. (EST).

      This proxy statement and accompanying proxy were first mailed to stockholders on or about January 18, 2002.

      Purpose of the Meeting. The specific proposals to be considered and acted upon at the annual meeting are summarized in the accompanying notice and are described in more detail in this proxy statement.

      Voting Rights of Stockholders. Holders of record of the Company's Common Stock at the close of business on December 31, 2001, are entitled to vote at the Meeting. As of December 31, 2001, there were outstanding 21,237,443 shares of the Company's Common Stock, $.01 par value ("Common Stock"); 219,913 shares of the Company's Class A Common Stock, $.01 par value ("Class A Common Stock"); and 430,000 shares of the Company's Class B Common Stock, $.01 par value ("Class B Common Stock"). Each share of Common Stock is entitled to one vote per share, Class B Common Stock is entitled initially to one vote per share, and each share of Class A Common Stock is entitled to 25 votes per share. The three classes vote as one class on all matters, including the election and removal of directors, except that with respect to (i) a merger or consolidation of the Company with another corporation, (ii) the liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, (iv) an amendment to the Company's Certificate of Incorporation for which class voting is required by Section 242 of the Delaware General Corporation Law, or (v) the authorization of additional shares of Common Stock, Class A Common Stock or Class B Common Stock, the affirmative vote of a majority of the outstanding shares of Common Stock, the majority of the outstanding shares of Class A Common Stock and the majority of the outstanding shares of Class B Common Stock, voting as separate classes, is required. Section 242 of the Delaware General Corporation Law provides that "the holders of the outstanding shares of a class shall be entitled to vote as a class upon a proposed amendment [to the corporation's certificate of incorporation], whether or not entitled to vote thereon by the certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely."

       Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky, executive officers, directors and founders of the Company, are record owners of 153,420 and 65,601 shares (or approximately 69.8 percent and 29.8 percent), respectively, of the outstanding shares of Class A Common Stock, with the balance of the outstanding shares (892 shares) owned by members of their family. Mr. and Dr. Ovshinsky also own of record 19,884 shares of Common Stock. In addition, Mr. Ovshinsky has the right to vote 126,500 shares of Common Stock (the "Sanoh Shares") owned by Sanoh Industrial Co., Ltd. ("Sanoh") under the terms of an agreement dated November 3, 1992 between the Company and Sanoh.

      Robert C. Stempel, Chairman and Executive Director of the Company, is entitled to all voting rights with respect to 430,000 shares, or 100 percent, of the outstanding shares of Class B Common Stock awarded to Mr. Stempel on January 15, 1999, under a Restricted Stock Agreement. Mr. Stempel also owns of record 61,404 shares of Common Stock.

      The directors and officers of the Company have advised the Company that they intend to vote FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders. Such persons together hold approximately
22.79 percent of the combined voting power of the outstanding Common Stock, Class A Common Stock and Class B Common Stock.

      Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, ChevronTexaco Corporation has agreed that (i) so long as it beneficially owns an aggregate of 5 percent of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, ChevronTexaco will vote its shares of ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock). As of December 31, 2001, ChevronTexaco owns 4,376,633 shares of ECD Common Stock.

      Record Date. Stockholders of record as of the close of business on December 31, 2001, will be entitled to vote at the Meeting.

      Quorum. The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of record of the Common Stock, Class A Common Stock and Class B Common Stock as of the close of business on the record date. If a stockholder withholds his or her vote for the election of directors or abstains from voting on the other proposals to be considered at the Meeting, the shares owned by such stockholder will be considered to be present at the Meeting for purposes of establishing the presence or absence of a quorum for the transaction of business. If a broker indicates on the form of proxy that he or she does not have discretionary authority as to certain shares to vote on any proposal, those shares will also be considered to be present at the Meeting for purposes of establishing the presence or the absence of a quorum for the transaction of business.

      Required Vote. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors of the Company. Because directors are elected by a plurality vote, abstentions and withheld votes have no impact in the election of directors once a quorum is established.

      The affirmative vote of a majority of the votes cast at the Meeting will be required to approve the proposal with respect to the appointment of the Company's independent accountants. Abstentions will be considered as votes cast with respect to such proposal and will have the same effect as a vote against the proposal.

      Voting of Proxies. All shares represented by signed proxies received at or prior to the Meeting from stockholders of record as of the close of business on December 31, 2001, will be voted at the Meeting. Unless a stockholder specifies otherwise, all proxies will be voted FOR each of the proposals set forth in the accompanying Notice of Meeting of Stockholders.

      Voting by telephone or Internet. Stockholders of record (those who hold stock in their own name) may vote their shares over the telephone or Internet as follows:

      By telephone: If you have a touch-tone phone, call 1-877-PRX-VOTE
                    (1-877-779-8683) toll free. You will be asked to enter the Control Number located on your Proxy Card. Then follow the instructions.

      By Internet:  If you have an e-mail and Internet access, point your browser to http://www.eproxyvote.com/ener. You will be asked to enter the Control Number located on your Proxy Card.
                    Then follow the instructions.

      Stockholders who hold their shares in "street name" should contact their broker or other nominee to determine whether they will be able to vote by telephone or Internet.

      Voting in Person. If you plan to attend the meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on December 31, 2001, the record date for voting.

      Revocation of Proxies.  You may revoke your proxy before it is voted by:

      o submitting a new proxy with a later date, including a proxy given by telephone or internet;

      o notifying the Company's Secretary in writing before the meeting that you have revoked your proxy; or

      o    voting in person at the Meeting.

                            ITEM NO. 1

                       ELECTION OF DIRECTORS

      At the Meeting, the directors are to be elected to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Pursuant to the provisions of the Company's bylaws, the Board of Directors has, by resolution, set the number of directors comprising the full Board at fourteen. In the unanticipated event that any nominee for director should become unavailable, it is intended that all proxies will be voted for such substitute nominee as may be designated by the Board of Directors. The affirmative vote of a plurality of the votes cast at the Meeting will be required to elect the directors.

      Mr. Tyler Lowrey, who served as a member of the Board of Directors since 1999, will not be standing for re-election due to additional business responsibilities at Ovonyx, Inc. Mr. Lowrey, a world-recognized authority in semiconductor memory technology, is the president and chief executive officer of Ovonyx which is working with Intel Corporation, STMicroelectronics and BAE Systems to commercialize ECD's nonvolatile memory technology, the Ovonic Unified Memory.

      Information concerning the nominees for election as directors, including the year each nominee first became a director, is set forth on the following pages.

                             -----------

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL FOURTEEN NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.



                        Director
                         of the
                        Company                                        Principal Occupation and
        Name             Since          Office                           Business Experience
   --------------       --------   ----------------                 ------------------------------

Stanford R. Ovshinsky     1960     President, Chief   Mr. Ovshinsky, 79, the founder, chief executive officer
                                   Executive Officer  and president, has been an executive officer and director
                                   and Director       of ECD since its inception in 1960.  Mr. Ovshinsky is the
                                                      primary inventor of ECD's technologies.  He also serves
                                                      as the chief executive officer and a director of Ovonic
                                                      Battery Company, Inc.; chief executive officer and
                                                      chairman of United Solar Systems Corp.; president and
                                                      member of the Management Committees of Texaco
                                                      Ovonic Fuel Cell Company LLC and Texaco Ovonic
                                                      Hydrogen Systems LLC; a member of the Management
                                                      Committee of Texaco Ovonic Battery Systems LLC and
                                                      Bekaert ECD Solar Systems, LLC; chairman and
                                                      director of Ovonyx, Inc.; a member of the Alliance Board
                                                      of Ovonic Media, LLC; and co-chairman of the board of
                                                      directors of Sovlux Co., Ltd.  Mr. Ovshinsky is the
                                                      husband of Dr. Iris M. Ovshinsky.


                                        -4-


Iris M. Ovshinsky         1960     Vice President     Dr. Ovshinsky, 74, co-founder and vice president, has
                                   and Director       been an executive officer and director of ECD since its
                                                      inception in 1960.  Dr. Ovshinsky also serves as a
                                                      director of Ovonic Battery.  Dr. Ovshinsky is the wife of
                                                      Stanford R. Ovshinsky.

Robert C. Stempel         1995     Chairman of the    Mr. Stempel, 68, is chairman of the board and executive
                                   Board and          director of ECD.  Prior to his election as a director in
                                   Executive          December 1995, Mr. Stempel served as senior business
                                   Director           and technical advisor to Mr. Ovshinsky.  He is also the
                                                      chairman of Ovonic Battery; a director of United Solar
                                                      and Ovonyx; a member of the Management Committee
                                                      of Texaco Ovonic Fuel Cell, Texaco Ovonic Hydrogen
                                                      Systems and Bekaert ECD Solar Systems; chief
                                                      executive officer and a member of the Management
                                                      Committee of Texaco Ovonic Battery Systems and a
                                                      member of the Alliance Board of Ovonic Media. From
                                                      1990 until his retirement in 1992, he was the chairman
                                                      and chief executive officer of General Motors
                                                      Corporation; prior to serving as chairman, he was GM's
                                                      president since 1987. He is a director of Southwall
                                                      Technologies, Inc.

Nancy M. Bacon            1977     Senior Vice        Mrs. Bacon, 55, senior vice president, joined ECD in
                                   President and      1976 as its vice president of finance and treasurer.  Mrs.
                                   Director           Bacon also serves as a director of United Solar and
                                                      Sovlux and is a member of the Management Committee
                                                      of Bekaert ECD Solar Systems.

Umberto Colombo           1995     Director           Professor Colombo, 74, is chairman of the Scientific
                                                      Councils of the ENI Enrico Mattei Foundation and of the
                                                      Instituto Per l'Ambiente in Italy.  He was chairman of the
                                                      Italian National Agency for New Technology, Energy and
                                                      the Environment until 1993 and then served as Minister
                                                      of Universities and Scientific and Technological
                                                      Research in the Italian Government until 1994.
                                                      Professor Colombo is a member of the board of
                                                      directors of several Italian-based public companies.  He
                                                      is also active as a consultant in international science and technology policy institutions related to economic growth.

Subhash K. Dhar           1999     Director           Mr. Dhar, 50, president and chief operating officer of
                                                      Ovonic Battery, joined ECD in 1981 and has held various
                                                      positions with Ovonic Battery since its inception in
                                                      October 1982.  He also serves as a director of Ovonic
                                                      Battery.

                                -5-


Hellmut Fritzsche         1969     Vice President     Dr. Fritzsche, 74, was a professor of Physics at the
                                   and Director       University of Chicago from 1957 until his retirement in
                                                      1996.  He was chairman of the Department of Physics
                                                      at the University of Chicago until 1986.  Dr. Fritzsche
                                                      has been a vice president of ECD since 1965, acting on
                                                      a part-time basis, chiefly in ECD's research and product
                                                      development activities.  He serves on the board of
                                                      directors of United Solar.

Walter J. McCarthy, Jr.   1995     Director           Mr. McCarthy, 76, until his retirement in 1990, was the
                                                      chairman and chief executive officer of Detroit Edison
                                                      Company.  He has served as a consultant to ECD since
                                                      1990.  Until 1995, Mr. McCarthy also served on the
                                                      boards of Comerica Bank, Detroit Edison Company and
                                                      Federal-Mogul Corporation. He is a member of the
                                                      National Academy of Engineering.  Mr. McCarthy serves
                                                      as chairman of the Compensation Committee and is on
                                                      the Audit Committee of the ECD board.

Florence I. Metz          1995     Director           Dr. Metz, 72, until her retirement in 1996, held various
                                                      executive positions with Inland Steel: General Manager,
                                                      New Ventures, Inland Steel Company (1989-1991);
                                                      General Manager, New Ventures, Inland Steel Industries
                                                      (1991-1992) and Advanced Graphite Technologies
                                                      (1992-1993); Program Manager for Business and
                                                      Strategic Planning at Inland Steel (1993-1996).  Dr. Metz
                                                      also serves on the board of directors of Ovonic Battery
                                                      and is on the Compensation and Audit Committees of
                                                      the ECD board.

James R. Metzger          2000     Director           Mr. Metzger, 54, who retires from ChevronTexaco
                                                      Corporation on March 1, 2002 following the merger of
                                                      Chevron Corporation and Texaco on October 9, 2001,
                                                      was vice president and chief technology officer at
                                                      Texaco and held various positions since joining Texaco
                                                      in 1969.  Mr. Metzger's responsibilities at Texaco
                                                      included all aspects of technology, Corporate Planning
                                                      and Economics, Safety, Health and Environment,
                                                      Corporate Services and Purchasing.  He was a member
                                                      of the Diversity Council, chaired the Corporate
                                                      Technology Council and served on Texaco's Executive
                                                      Council, the company's senior management committee.
                                                      Mr. Metzger serves on the Audit Committee of the ECD
                                                      board.

                                -6-


Donald L. Paul            2001     Director           Mr. Paul, 55, is vice president and chief technology
                                                      officer of ChevronTexaco.  Previously, he served as vice
                                                      president of technology and environmental affairs for
                                                      Chevron Corp., a position he assumed in 1996, in which
                                                      role he was also the corporate officer for Chevron's
                                                      worldwide health, safety and environmental compliance
                                                      function.  Mr. Paul joined Chevron in 1975 as a research
                                                      geophysicist with Chevron Oil Field Research Co. and
                                                      has held a variety of management positions in both the
                                                      business and technology, including president of Chevron
                                                      Petroleum Technology Co. and president of Chevron
                                                      Canada.  Mr. Paul holds a doctorate in geophysics from
                                                      MIT.

Stanley K. Stynes         1977     Director           Dr. Stynes, 70, was dean of the College of Engineering
                                                      at Wayne State University from 1970 to August 1985,
                                                      and a professor of engineering at Wayne State
                                                      University from 1985 until his retirement in 1992.  He has been involved in various administrative, teaching,
                                                      research and related activities. Dr. Stynes serves as
                                                      chairman of the Audit Committee of the ECD board.

Greg M. Vesey             2001     Director           Mr. Vesey, 43, is president of ChevronTexaco
                                                      Technology Ventures.  In this position, he is responsible
                                                      for the commercialization of both internal and external
                                                      technology in which ChevronTexaco finds current or
                                                      strategic application.   Previously, he was vice president,
                                                      ebusiness and general manager, Business Service
                                                      Center for Texaco Inc., a position he assumed in
                                                      November 1999.  He has held many positions since
                                                      joining Texaco in 1984, including assistant to the
                                                      Chairman of the Board (1999).

William M. Wicker         2000     Director           Mr. Wicker, 52, is currently a managing director in the
                                                      Investment Banking Division of Goldman Sachs.  Prior
                                                      to this, Mr. Wicker had been a senior vice president at
                                                      Texaco where he was responsible for worldwide
                                                      Refining & Marketing, Power & Gasification, Texaco
                                                      Natural Gas & Texaco Energy Systems and also served
                                                      on Texaco's Executive Council, the company's senior
                                                      management committee.  Prior to joining Texaco in
                                                      1997, Mr. Wicker had been a managing director at
                                                      Credit Suisse First Boston and co-head of the Global
                                                      Energy Group which he joined in 1989.



       MEETINGS OF THE BOARD OF DIRECTORS AND COMPENSATION OF DIRECTORS

      During the fiscal year ended June 30, 2001, the Board of Directors held four meetings. All the directors attended more than 75 percent of the meetings of the Board and the committees on which such directors served, except for Prof. Colombo.

      Officers of the Company who serve on the Company's Board do not receive compensation for their services as a director. The other directors of the Company are issued approximately $5,000 per year in ECD Common Stock based on the closing price of the Common Stock on the first business day of each year and are paid $1,000 for attendance at each Board meeting and each Committee meeting (in person or via telephone conference call). They are also reimbursed for all expenses incurred for the purpose of attending board of directors and committee meetings, including airfare, mileage, parking, transportation and hotel. Messrs. Paul and Vesey have waived any entitlement to compensation for serving as directors of the Company.


                  COMMITTEES OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board of Directors (the "Audit Committee") is composed of Dr. Stanley K. Stynes (Chairman), Mr. Walter J. McCarthy, Jr., Dr. Florence Metz (since May 2001) and Mr. James Metzger (since February 2001). Drs. Stynes and Metz and Mr. McCarthy are independent directors as defined under Rule 4200(a)(14) of the Listing Standards of the National Association of Security Dealers, Inc. ("NASD"). At the time of his appointment to the Audit Committee, Mr. Metzger was not deemed to be an independent director by virtue of his service as an executive officer of Texaco Inc. and because the Company received payments from Texaco (other than those arising solely from investments in the Company's securities) that exceeded 5% of the Company's consolidated gross revenues for 2001.

      Paragraph (d)(2)(B) of NASD Rule 4350 allows for the appointment to the Audit Committee of one director who is not independent upon a determination by the Board of Directors that membership on the Audit Committee by the individual is in the best interests of the Company and its shareholders. The Company's Board of Directors made such a determination in appointing Mr. Metzger to the Audit Committee based upon the importance to the Company and its shareholders of the joint ventures formed by the Company and Texaco. Because Mr. Metzger will retire from ChevronTexaco effective March 1, 2002, he thereafter will qualify as an independent director under the NASD's Listing Standards.

      In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company.

      The Compensation Committee of the Board of Directors (the "Compensation Committee") met four times during the fiscal year ended June 30, 2001 and was composed of Mr. Walter J. McCarthy, Jr. (Chairman) and Dr. Florence I. Metz. The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and the Company's stock option plans. The Compensation Committee meets during the year to review recommendations from management regarding stock options and compensation. None of the Compensation Committee members are, or were during the past fiscal year, officers or employees of the Company or of any of its subsidiaries, nor had they any business relationship with the Company or any of its subsidiaries.

      The Company does not have a standing nominating committee.


                      AUDIT COMMITTEE REPORT

      During fiscal year 2001, the Audit Committee met five times with management and the independent auditors, Deloitte & Touche LLP and discussed the interim financial information contained in each quarterly earnings announcement prior to public release.

      In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Deloitte & Touche a formal written statement describing all relationships between Deloitte & Touche and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and Deloitte & Touche the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with Deloitte & Touche their audit plans, audit scope, and identification of audit risks.

      The Audit Committee discussed and reviewed with Deloitte & Touche all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of Deloitte & Touche's examination of the financial statements.

      The Audit Committee reviewed with management and Deloitte & Touche the audited financial statements of the Company as of and for the fiscal year ended June 30, 2001. Management has the responsibility for the preparation of the Company's financial statements and Deloitte & Touche has the responsibility for the examination of those statements.

      Based on the above-mentioned reviews and discussions with management and Deloitte & Touche, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

                                    AUDIT COMMITTEE
                                    Stanley K. Stynes, Chairman
                                    Walter J. McCarthy Jr.
                                    Florence I. Metz
                                    James R. Metzger

                            AUDIT FEES

      The aggregate fees billed or expected to be billed to the Company for the fiscal year ended June 30, 2001 by the Company's principal accounting firm, Deloitte & Touche, are as follows:

Audit Fees......................................................$315,000
Financial Information Systems Design and Implementation Fees....$  -0-
All Other Fees..................................................$ 75,850
                                                                --------
        Total...................................................$390,850
                                                                ========

      The Audit Committee, based on its reviews and discussions with management and Deloitte & Touche noted above, determined that the provision of All Other Fees by Deloitte & Touche was compatible with maintaining Deloitte & Touche's independence.


                              ITEM NO. 2

         APPROVAL OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ending June 30, 2002 and to perform audit-related services. Such services include review of periodic reports and registration statements filed by the Company with the Securities and Exchange Commission and consultation in connection with various accounting and financial reporting matters. Deloitte & Touche also performs audit services for certain of the Company's joint ventures and limited non-audit services for the Company.

      The Board of Directors has directed that the appointment of Deloitte & Touche be submitted to the stockholders for approval. The affirmative vote of a majority of the votes cast at the Meeting will be required to approve such appointment. If the stockholders should not approve such appointment, the Audit Committee and the Board of Directors would reconsider the appointment.

      The Company has been advised by Deloitte & Touche that it expects to have a representative present at the Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.

                            -------------------

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE APPOINTMENT OF DELOITTE & TOUCHE AS INDEPENDENT ACCOUNTANTS.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

                            CLASS A COMMON STOCK

      Mr. Stanford R. Ovshinsky and his wife, Dr. Iris M. Ovshinsky (executive officers, directors and founders of the Company), own of record 153,420 shares and 65,601 shares, respectively (or approximately 69.8 percent and 29.8 percent, respectively), of the outstanding shares of Class A Common Stock. Such shares are owned directly or indirectly through certain trusts of which Mr. and Dr. Ovshinsky are co-trustees. Each share of Common Stock is entitled to one vote per share; Class B Common Stock is entitled initially to one vote per share; and each share of Class A Common Stock is entitled to 25 votes per share. Class A Common Stock is convertible into Common Stock on a share-for-share basis at any time and from time to time at the option of the holders, and will be deemed to be converted into Common Stock on a share-for-share basis on September 30, 2005. Under applicable Delaware law, the September 30, 2005 mandatory conversion date may be extended in the future from time to time with the approval of the Company's stockholders voting together as a single class.

      Mr. Ovshinsky also has the right to vote 126,500 Sanoh Shares which, together with the Class A Common Stock and 19,884 shares of Common Stock Mr. and Dr. Ovshinsky own, give Mr. and Dr. Ovshinsky voting control, as of December 31, 2001, over shares representing approximately 20.70 percent of the combined voting power of the Company's outstanding stock.

      The following table sets forth, as of December 31, 2001, information concerning the beneficial ownership of Class A Common Stock by each director and all executive officers and directors of the Company as a group. All shares are owned directly except as otherwise indicated. Under the rules of the Securities and Exchange Commission, Stanford R. Ovshinsky and Iris M. Ovshinsky may each be considered to beneficially own the shares held by the other.


                                  Class A
      Name of                   Common Stock            Total Number of Shares
  Beneficial Owner           Beneficially Owned(1)(2)     Beneficially Owned     Percentage of Class
 ------------------          ------------------         ----------------------   -------------------
Stanford R. Ovshinsky             153,420                     153,420                   69.8%

Iris M. Ovshinsky                  65,601                      65,601                   29.8%

All other executive
officers and directors as
a group (14 persons)                 __                          __                      __

Total                             219,021                     219,021                   99.6%


------------

  (1) The balance of the 219,913 shares of Class A Common Stock outstanding, 892 shares, or approximately 0.4 percent, are owned by other members of Mr. and Dr. Ovshinsky's family. Neither Mr. nor Dr. Ovshinsky has voting or investment power with respect to such shares.

  (2) On November 10, 1995, the Compensation Committee recommended, and the Board of Directors approved, an amendment to Mr. and Dr. Ovshinsky's Stock Option Agreements dated November 18, 1993 (the "Agreements") to permit Mr. and Dr. Ovshinsky to exercise a portion (126,082 and 84,055 shares, respectively) of their existing Common Stock options for Class A Common Stock on the same terms and conditions as provided in the Agreements. The shares of Class A Common Stock issuable upon exercise of the options under the Agreements, as amended, are not included in the number of shares indicated in the above table, but are included in the shares of Common Stock beneficially owned by Mr. and Dr. Ovshinsky.

                         CLASS B COMMON STOCK

      At the Company's Annual Meeting held on March 25, 1999, the Company's stockholders approved a proposal to increase the Company's authorized capital stock and to authorize 430,000 shares of a new Class B Common Stock. All of the authorized shares of Class B Common Stock were awarded to Mr. Robert C. Stempel pursuant to the terms of a Restricted Stock Agreement dated as of January 15, 1999 between the Company and Mr. Stempel.

      The terms of the Class B Common Stock are substantially similar to those of the Company's Class A Common Stock. The principal difference between the Class A Common Stock and the Class B Common Stock is with respect to voting rights. Each share of Class B Common Stock will initially entitle the holder to one vote on all matters to be voted upon by the Company's stockholders. However, each share of Class B Common Stock will become entitled to 25 votes as of the first date upon which all of the outstanding shares of Class A Common Stock have been converted into Common Stock and no shares of Class A Common Stock are outstanding. The preferential voting rights of the Class B Common Stock, if triggered, will expire on September 30, 2005.

      The Class B Common Stock will be convertible into Common Stock on a share-for-share basis at any time at the option of the holder. In addition, the Class B Common Stock will be deemed to be converted into Common Stock on September 30, 2005. The Company's amended Certificate of Incorporation provides that the foregoing September 30, 2005 mandatory conversion date may be extended in the future with the approval of the Company's stockholders voting together as a single class.

      Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, ChevronTexaco has agreed that (i) so long as it beneficially owns an aggregate of 5 percent of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, ChevronTexaco will vote its shares of ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock). As of December 31, 2001, ChevronTexaco owns 4,376,633 shares of ECD Common Stock.

                             COMMON STOCK

      Directors and Executive Officers. The following table sets forth, as of December 31, 2001, information concerning the beneficial ownership of Common Stock by each director and executive officer and for all directors and executive officers of the Company as a group. All shares are owned directly except as otherwise indicated.


                               Amount and Nature of
 Name of Beneficial Owner     Beneficial Ownership(1)    Percentage of Class(2)
--------------------------    -----------------------    ----------------------
 Robert C. Stempel                1,080,404 (3)                  4.85%
 Stanford R. Ovshinsky              888,382 (4)                  4.04%
 Iris M. Ovshinsky                  478,227 (5)                  2.20%
 Nancy M. Bacon                     180,015 (6)                   *
 Subhash K. Dhar                     49,540 (7)                   *
 Hellmut Fritzsche                   18,250 (8)                   *
 Walter J. McCarthy, Jr.             13,437                       *
 Stanley K. Stynes                   12,318                       *
 Stephan Zumsteg                     11,600 (9)                   *
 Tyler Lowrey                        11,250 (10)                  *
 Florence I. Metz                    10,134 (11)                  *
 Umberto Colombo                      8,401 (12)                  *
 James R.  Metzger                    -
 Donald L. Paul                       -
 Greg M. Vesey                        -
 William M.  Wicker                   -
 All executive officers and       2,761,958                     11.65%
  directors as a group
  (16 persons)

-----------------
 *     Less than 1%.

 (1) Under the rules and regulations of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within sixty days, whether through the exercise of options or warrants or through the conversion of another security.

 (2) Under the rules and regulations of the Securities and Exchange Commission, shares of common stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof (see Note (1) above) are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

 (3) Includes 430,000 shares of Class B Common Stock and 589,000 shares represented by options exercisable within 60 days.

 (4) Includes 596,222 shares (adjusted as of December 31, 2001) represented by options exercisable within 60 days, the 126,500 Sanoh Shares over which Mr. Ovshinsky has voting power, and 153,420 shares of Class A Common Stock which are convertible into Common Stock. Under the rules and regulations of the Securities and Exchange Commission, Mr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by his wife, Iris M. Ovshinsky. Such shares are not reflected in Mr. Ovshinsky's share ownership in this table.

 (5) Includes 404,982 shares (adjusted as of December 31, 2001) represented by options exercisable within 60 days, and 65,601 shares of Class A Common Stock which are convertible into Common Stock. Under the rules and regulations of the Securities and Exchange Commission, Dr. Ovshinsky may be deemed a beneficial owner of the shares of Common Stock and Class A Common Stock owned by her husband, Stanford R. Ovshinsky. Such shares are not reflected in Dr. Ovshinsky's share ownership in this table.

 (6)  Includes 155,200 shares represented by options exercisable within 60 days.

 (7)  Includes 48,040 shares represented by options exercisable within 60 days.

 (8)  Includes 5,388 shares represented by options exercisable within 60 days.

 (9)  Includes 9,600 shares represented by options exercisable within 60 days.

 (10) Includes 10,000 shares represented by options exercisable within 60 days.

 (11) Includes 3,000 shares represented by options exercisable within 60 days.

 (12) Includes 5,000 shares represented by options exercisable within 60 days.

      Principal Shareholders. The following table sets forth, as of December 31, 2001, to the knowledge of the Company, the beneficial holders of more than 5% of the Company's Common Stock (see footnotes for calculation used to determine "percentage of class" category):


       Name and Address of           Amount and Nature of
        Beneficial Holder            Beneficial Ownership   Percentage of Class
   ----------------------------      --------------------   -------------------

TRMI Holdings Inc. (ChevronTexaco)      4,376,633 (1)            19.9962%
2000 Westchester Avenue
White Plains, NY 10650

Stanford R. and Iris M. Ovshinsky       1,366,707 (2)             6.24% (3)(4)
2956 Waterview Drive
Rochester Hills, MI 48309

------------

 (1) Pursuant to the Stock Purchase Agreement dated as of May 1, 2000, ChevronTexaco has agreed that (i) so long as it beneficially owns an aggregate of 5 percent of ECD's Common Stock and (ii) so long as Mr. and Dr. Ovshinsky are the beneficial owners of Class A Common Stock, or Mr. Stempel is the beneficial owner of Class B Common Stock, ChevronTexaco will vote its ECD Common Stock in accordance with the votes cast by the holders of Class A Common Stock (prior to its conversion) or Class B Common Stock (after conversion of the Class A Common Stock).

 (2) Includes 219,021 shares of Class A Common Stock owned by Mr. and Dr. Ovshinsky (which shares are convertible at any time into Common Stock and will be deemed to be converted into Common Stock on September 30, 2005), 19,884 shares of Common Stock owned by Mr. and Dr. Ovshinsky, 126,500 shares of Sanoh Shares over which Mr. Ovshinsky has voting rights, and 1,001,204 (adjusted as of December 31, 2001) shares represented by options exercisable within 60 days.

 (3) Under the rules and regulations of the Securities and Exchange Commission, shares of Common Stock issuable upon exercise of options and warrants or upon conversion of securities which are deemed to be beneficially owned by the holder thereof are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

 (4) Represents the sum of Mr. and Dr. Ovshinsky's respective ownership interests calculated separately.

                        EXECUTIVE OFFICERS

      The executive officers of the Company are as follows:


                                                        Served As An Executive
        Name           Age            Office           Officer or Director Since
---------------------  ---- -------------------------- -------------------------

Stanford R. Ovshinsky   79  President, Chief Executive          1960 (1)
                            Officer and Director

Iris M. Ovshinsky       74  Vice President and Director         1960 (1)

Robert C. Stempel       68  Executive Director and              1995
                            Chairman of the Board

Nancy M. Bacon          55  Senior Vice President and           1976
                            Director

Hellmut Fritzsche       73  Vice President and Director         1969

Subhash K. Dhar         50  President and Chief                 1986
                            Operating Officer of Ovonic
                            Battery and Director

Stephan W. Zumsteg      55  Vice President and Chief            1997
                            Financial Officer

-----------
 (1) The predecessor of ECD was originally founded in 1960. The present corporation was incorporated in 1964 and is the successor by merger of the predecessor corporation.


      See "Item No. 1, Election of Directors" for information relating to Stanford R. Ovshinsky, Iris M. Ovshinsky, Robert C. Stempel, Nancy M. Bacon, Subhash K. Dhar and Hellmut Fritzsche.

      Stephan W. Zumsteg joined ECD in March 1997. He was elected treasurer in April 1997 and vice president and chief financial officer in February 2001. Mr. Zumsteg also serves as treasurer of Ovonic Battery, Texaco Ovonic Fuel Cell and Texaco Ovonic Hydrogen Systems. Prior to joining ECD, Mr. Zumsteg was chief financial officer of the Kirlin Company from July 1996 to February 1997 and vice president of finance & administration and chief financial officer of Lincoln Brass Works from July 1991 to June 1996.


                    COMPLIANCE WITH SECTION 16(A) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers to file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to the securities of the Company and its affiliates and to furnish copies of these reports to the Company. Based on a review of these reports and written representations from the Company's directors and officers regarding the necessity of filing a report, the Company believes that during fiscal year ended June 30, 2001, all filing requirements were met on a timely basis.

                        EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by ECD during its last three fiscal years to its chief executive officer and each of its other four most highly compensated executive officers for the fiscal year ended June 30, 2001.

                                                 SUMMARY COMPENSATION TABLE



                                                    Annual                       Long Term
                                                 Compensation                   Compensation
                                              ------------------              ----------------
                                                                                                              All
                                                                         Restricted         Options          Other
    Name and Principal         Fiscal                                      Stock          (Number of        Compen-
         Position              Year(1)      Salary(2)       Bonus          Award            Shares)        sation(3)
--------------------------    ---------    -----------    ---------    --------------    -------------    -----------
Stanford R. Ovshinsky,          2001        $334,408                                     118,239(4)         $10,361
President and Chief             2000        $303,908                                     106,611(5)         $12,657
Executive Officer               1999        $294,929                                       4,084(5)         $14,952

Iris M. Ovshinsky,              2001        $284,636                                      82,160(4)         $10,361
Vice President                  2000        $265,918                                      71,074(5)         $12,657
                                1999        $257,941                                       2,723(5)         $14,952

Robert C. Stempel,              2001        $270,004                        -            100,000            $ 4,191
Executive Director              2000        $270,004                   $4,591,540(6)        -               $ 5,035
                                1999        $270,004                                     300,000            $ 6,111

Nancy M. Bacon,                 2001        $264,243                                      60,000            $ 6,041
Senior Vice President           2000        $255,008                                                        $ 6,538
                                1999        $254,854                                                        $ 7,104


Subhash K. Dhar, President      2001        $247,703                                      50,000            $ 5,528
and Chief Operating Officer,    2000        $224,421                                                        $ 5,829
Ovonic Battery                  1999        $220,001                                                        $ 6,157

-------------
 (1) ECD's fiscal year is July 1 to June 30. ECD's 2001 fiscal year ended June 30, 2001.

 (2) Amounts shown include compensation deferred under ECD's 401 (k) Plan. The amounts shown do not include taxable income resulting from exercise of stock options.

 (3) "All Other Compensation" is comprised of (i) contributions made by ECD to the accounts of each of Mr. Ovshinsky, Dr. Ovshinsky, Mrs. Bacon and Mr. Dhar in the amount of $4,800 under ECD's 401(k) Plan with respect to each of the calendar years ended December 31, 2000, 1999 and 1998; (ii) the dollar value of any life insurance premiums paid by ECD in the calendar years ended December 31, 2000, 1999 and 1998, respectively, with respect to term-life insurance for the benefit of each of the named executives as follows: Mr. Ovshinsky $5,561, $7,857 and $10,152; Dr. Ovshinsky $5,561,

      $7,857 and $10,152; Mr. Stempel $4,191, $5,035 and $6,111; Mrs. Bacon
      $1,241, $1,738 and $2,304; Mr. Dhar $728, $1,029 and $1,357. Under the 401
      (k) Plan, which is a qualified defined-contribution plan, ECD makes matching contributions periodically on behalf of the participants in the amount of 50% of each such participant's contributions. These matching contributions were limited to 3% of a participant's salary, up to $160,000 for the three calendar years reported.

 (4) In fiscal year 2001, of the stock options issued to Mr. and Dr. Ovshinsky in the amount of 118,239 shares and 82,160 shares, respectively, 18,239 shares (Mr. Ovshinsky) and 12,160 shares (Dr. Ovshinsky) were issued pursuant to stock option agreements dated November 1993 which are subject to periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock. Under those stock option agreements, if ECD issues any equity securities other than pursuant to the exercising of options, ECD is obligated to grant to Mr. and Dr. Ovshinsky additional options covering sufficient additional shares of ECD Common Stock so that their respective proportionate equity interest is maintained on a fully-diluted basis. Such adjustments are calculated quarterly as of the last day of each of the Company's fiscal quarters and coincident with significant issuances of ECD Common Stock.

 (5) The stock options were issued to Mr. and Dr. Ovshinsky pursuant to stock option agreements dated November 1993 which are subject to periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock.

 (6) Represents the market value, less consideration paid consisting of the par value $.01, of 430,000 shares of Common Stock awarded to Mr. Stempel under a Restricted Stock Agreement dated January 15, 1999. Such shares of Common Stock were exchanged for an equal number of shares of Class B Common Stock upon the approval by ECD's stockholders, at the Annual Meeting held on March 25, 1999, of a proposal to amend ECD's Certificate of Incorporation to authorize 430,000 shares of a new Class B Common Stock. See "Class B Common Stock." All shares of Restricted Stock will be deemed to vest if Mr. Stempel is serving as a director and officer of ECD on September 30, 2005, or upon the occurrence of a change in control of ECD. Dividends will be paid on the Restricted Stock if and to the extent paid on ECD's Common Stock generally. So long as Mr. Stempel continues to serve as a director of ECD and irrespective of whether the shares are deemed vested, he will be entitled to exercise all voting rights with respect to the Restricted Stock, including all preferential voting rights to which the Class B Common Stock may become entitled after the conversion of the Class A Common Stock. The value of Mr. Stempel's Restricted Stock at the close of ECD's fiscal year was $8,400,000.

                   OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth all options granted to the named executive officers during the fiscal year ended June 30, 2001.

                                                                                Potential Realizable Value at
                                                                                   Assumed Annual Rates of
                                                                                 Stock Price Appreciation for
                                          Individual Grants                             Optiond Term(1)
                         ----------------------------------------------------   -----------------------------
                                       Percent of
                         Number of     Total
                         Securities    Options        Exercise
                         Underlying    Granted to     of Base
                         Options       Employees in   Price        Expiration
        Name             Granted (#)   Fiscal Year    ($/Sh)       Date               5%            10%
----------------------   -----------   ------------   ----------   ----------   -----------------------------
Stanford R. Ovshinsky     118,239(2)      8.94%        $23.84(3)       (4)        $1,773,094     $4,493,369

Iris M. Ovshinsky          82,160(2)      6.21%        $23.80(3)       (5)        $1,396,590     $3,703,721

Robert C. Stempel         100,000         7.60%        $22.625     3/14/2011      $1,422,874     $3,605,842

Nancy M. Bacon             60,000         4.54%        $22.625     3/14/2011      $  853,724     $2,163,505

Subhash K. Dhar            50,000         3.80%        $22.625     3/14/2011      $  711,437     $1,802,921

------------

 (1) The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using 5% and 10% appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast possible future appreciation, if any, of the Company's stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment.

 (2) Of the stock options issued to Mr. and Dr. Ovshinsky in the amount of 118,239 shares and 82,160 shares, respectively, 18,239 shares (Mr. Ovshinsky) and 12,160 shares (Dr. Ovshinsky) were issued pursuant to Stock Option Agreements dated November 1993 which are subject to periodic antidilution protection adjustments based on changes in the number of outstanding shares of ECD Common Stock. Under those Stock Option Agreements, if ECD issues any equity securities other than pursuant to the exercising of options, ECD is obligated to grant to Mr. and Dr. Ovshinsky additional options covering sufficient additional shares of ECD Common Stock so that their respective proportionate equity interest is maintained on a fully-diluted basis. Such adjustments are calculated quarterly as of the last day of each of our fiscal quarters and coincident with significant issuances of ECD Common Stock.

 (3) The exercise price is the weighted average exercise price of the stock options granted in fiscal year 2001.

 (4) Of the 118,239 stock options granted in fiscal year 2001, 100,000 shares expire on March 14, 2011 and 18,239 shares expire on November 18, 2003 or 12 months after termination of employment, whichever is later.

 (5) Of the 82,160 stock options granted in fiscal year 2001, 70,000 shares expire on March 14, 2011 and 12,160 shares expire on November 18, 2003 or 12 months after termination of employment, whichever is later.

            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                      FISCAL YEAR END OPTION VALUES

     The following table sets forth all stock options exercised by the named executives during the fiscal year ended June 30, 2001, and the number and value of unexercised options held by the named executive officers at fiscal year end.


                            Shares
                           Acquired                     Number of Securities         Value of Unexercised
                              on         Value         Underlying Unexercised        in-the-Money Options
                           Exercise     Realized     Options at Fiscal Year End       at Fiscal Year End
          Name               (#)          ($)        Exercisable/Unexercisable    Exercisable/Unexercisable
   ------------------      --------   ------------   --------------------------   -------------------------
Stanford R. Ovshinsky(1)    65,400    $990,101 (2)        551,926/100,000            $8,176,779/$537,500

Iris M. Ovshinsky(3)        27,500    $524,101 (4)        375,451/70,000             $5,526,212/$376,250

Robert C. Stempel(5)        25,000    $300,688 (6)        579,000/100,000            $8,726,850/$537,500

Nancy M. Bacon(7)           12,000    $145,420 (8)        150,200/60,000             $2,215,725/$322,500

Subhash K. Dhar(9)          18,000    $178,912(10)         44,040/50,000             $495,450/$268,750

-------------

 (1) Mr. Ovshinsky's exercisable and unexercisable options are exercisable at a weighted average price of $13.27 and $22.63 per share, respectively.

 (2) Of the $990,101 value realized, approximately $306,930 was used to cover withholding taxes and other expenses associated with the exercise and $17,500 was used to purchase 2,500 shares of ECD Common Stock.

 (3) Dr. Ovshinsky's exercisable and unexercisable options are exercisable at a weighted average price of $11.85 and $22.63 per share, respectively.

 (4) Of the $524,101 value realized, approximately $179,429 was used to cover withholding taxes and other expenses associated with the exercise and $17,500 was used to purchase 2,500 shares of ECD Common Stock.

 (5) Mr. Stempel's exercisable and unexercisable options are exercisable at a weighted average price of $12.93 and $22.63 per share, respectively.

 (6) Of the $300,688 value realized, approximately $108,000 was used to cover withholding taxes and other expenses associated with the exercise and $58,750 was used to purchase 5,000 shares of ECD Common Stock.

 (7) Mrs. Bacon's exercisable and unexercisable options are exercisable at a weighted average price of $13.25 and $22.63 per share, respectively.

 (8) Of the $145,420 value realized, approximately $50,020 was used to cover withholding taxes and other expenses associated with the exercise and $29,375 was used to purchase 2,500 shares of ECD Common Stock.

 (9) Mr. Dhar's exercisable and unexercisable options are exercisable at a weighted average price of $16.75 and $22.63 per share, respectively.

 (10) Of the $178,912 value realized, approximately $63,316 was used to cover withholding taxes and other expenses associated with the exercise and $25,125 was used to purchase 1,500 shares of ECD Common Stock.

                           EMPLOYMENT AGREEMENTS

      On September 2, 1993, Stanford R. Ovshinsky entered into separate employment agreements with each of ECD and Ovonic Battery in order to define clearly his duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. The initial term of each employment agreement was six years. In February 1999, the board of directors of ECD and Ovonic Battery renewed each of Mr. Ovshinsky's employment agreements for an additional term ending September 30, 2005. Mr. Ovshinsky's employment agreement with ECD provides for an annual salary of not less than $100,000, while his agreement with Ovonic Battery provides for an annual salary of not less than $150,000. Both agreements provide for annual increases to reflect increases in the cost of living, discretionary annual increases as determined by the board of directors of ECD and an annual bonus equal to 1% of pre-tax income of ECD (excluding Ovonic Battery) and 1% of the operating income of Ovonic Battery. Mr. Ovshinsky's annual salary increases for fiscal years 2000 and 1999 have been determined based upon increases in the cost of living as determined by the Compensation Committee using as a guide the percentage increase in the Consumer Price Index for the Detroit-metropolitan area published by the Bureau of Labor Statistics. In recognition and acknowledgement of Mr. Ovshinsky's invaluable contributions to ECD which resulted in significant strategic alliances, the Compensation Committee determined that Mr. Ovshinsky's salary increase in fiscal year 2001 should be above the nominal cost-of-living increase.

      Mr. Ovshinsky's employment agreement with Ovonic Battery additionally contains a power of attorney and proxy from ECD providing Mr. Ovshinsky with the right to vote the shares of Ovonic Battery held by ECD following a change in control of ECD. For purposes of the agreement, change in control means (i) any sale, lease, exchange or other transfer of all or substantially all of ECD's assets; (ii) the approval by ECD's stockholders of any plan or proposal of liquidation or dissolution of ECD; (iii) the consummation of any consolidation or merger of ECD in which ECD is not the surviving or continuing corporation; (iv) the acquisition by any person of 30 percent or more of the combined voting power of the then outstanding securities having the right to vote for the election of directors; (v) changes in the constitution of the majority of the board of directors; (vi) the holders of the Class A Common Stock ceasing to be entitled to exercise their preferential voting rights other than as provided in ECD's charter and (vii) bankruptcy. In the event of mental or physical disability or death of Mr. Ovshinsky, the foregoing power of attorney and proxy will be exercised by Dr. Iris M. Ovshinsky.

      Pursuant to his employment agreement with Ovonic Battery, Mr. Ovshinsky was granted stock options, exercisable at a price of $16,129 per share to purchase 186 shares (adjusted from a price of $50,000 per share to purchase 60 shares pursuant to the anti-dilution provisions of the option agreement) of Ovonic Battery's common stock, representing approximately 6 percent of Ovonic Battery's outstanding common stock. The Ovonic Battery stock options vest on a quarterly basis over six years commencing with the quarter beginning October 1, 1993, subject to Mr. Ovshinsky's continued performance of his obligations to Ovonic Battery under his employment agreement.

      In February 1998, the Compensation Committee of the board of directors recommended and the board of directors approved an employment agreement between ECD and Dr. Iris M. Ovshinsky. The purpose of the employment agreement is to clearly define Dr. Ovshinsky's duties and compensation arrangements. The employment agreement also provides for ECD to have the benefits of Dr. Ovshinsky's services as a consultant to ECD following the termination of her active employment for consulting fees equal to 50 percent of the salary payable to Dr. Ovshinsky at the date of the termination of her active employment. Dr. Ovshinsky shall have the right to retire at any time during her services as a consultant and receive retirement benefits equal to the consulting fees for the remainder of Dr. Ovshinsky's life.

      The initial term of Dr. Ovshinsky's employment period was until September 2, 1999 and is automatically renewed for successive one-year periods unless terminated by Dr. Ovshinsky or ECD upon 120 days notice in advance of the renewal date. Dr. Ovshinsky's employment agreement provides for an annual salary of not less than $250,000, annual increases to reflect increases in the cost of living and discretionary annual increases, as determined by the board of directors of ECD.

      On January 15, 1999, ECD entered into an executive employment agreement with Mr. Stempel. The executive employment agreement provides that Mr. Stempel will serve as the Executive Director of ECD for a term ending September 30, 2005. During the term of his employment, Mr. Stempel will be entitled to receive an annual salary as determined by the board of directors from time to time. The executive employment agreement also provides for discretionary bonuses to be determined by the board of directors based on Mr. Stempel's individual performance and the financial performance of ECD. The executive employment agreement also requires ECD to provide Mr. Stempel with non-wage benefits, including insurance, pension and profit sharing, stock options, automobile use or allowance and organizational membership fees, of the types provided generally by ECD to its senior executive officers.

      The executive employment agreement permits Mr. Stempel to retire as an officer and employee of ECD and will permit him to resign his employment at any time in the event he becomes subject to any mental or physical disability which, in the good faith determination of Mr. Stempel, materially impairs his ability to perform his regular duties as an officer of ECD. The executive employment agreement permits ECD to terminate Mr. Stempel's employment upon the occurrence of certain defined events, including the material breach by Mr. Stempel of certain non-competition and confidentiality covenants contained in the executive employment agreement, his conviction of certain criminal acts or his gross dereliction or malfeasance of his duties as an officer and employee of ECD (other than as a result of his death or mental or physical disability).

     Mr. Stempel's entitlement to compensation and benefits under the executive employment agreement will generally cease effective upon the date of the termination of his employment, except that ECD will be required to continue to provide Mr. Stempel and his spouse with medical, disability and life insurance coverage for the remainder of their lives or until the date they secure comparable coverage provided by another employer.

                    COMPENSATION COMMITTEE REPORT

Compensation Committee

      The Compensation Committee is composed of Mr. McCarthy (Chairman) and Dr. Metz. Neither of the Compensation Committee members are or were during the last fiscal year an officer or employee of ECD or any of its subsidiaries, or had any business relationship with ECD or any of its subsidiaries.

      The Compensation Committee is responsible for administering the policies which govern both annual compensation of executive officers and ECD's stock option plans. The Compensation Committee meets several times during the year to review recommendations from management regarding stock options and compensation. Compensation and stock option recommendations are based upon performance, current compensation, stock option ownership, and years of service to ECD.
ECD does not have a formal bonus program for executives, although it has awarded bonuses to its executives from time to time.

Compensation of Executive Officers

      The Compensation Committee considers ECD's financial position and other factors in determining the compensation of its executive officers. These factors include remaining competitive within the relevant hiring market - whether scientific, managerial or otherwise - so as to enable ECD to attract and retain high quality employees, and, where appropriate, linking a component of compensation to the performance of ECD's Common Stock - such as by a granting of stock option or similar equity-based compensation - to instill ownership thinking and align the employees' and stockholders' objectives. ECD has been successful at recruiting and retaining and motivating executives who are highly talented, performance-focused and entrepreneurial.

      During ECD's last fiscal year, the Compensation Committee determined that ECD had achieved several important scientific and business milestones. The Compensation Committee also concluded that the achievement of these milestones had not yet been fully reflected in ECD's financial results. However, the Compensation Committee determined that it was advisable to raise executive base salaries and grant stock options to ECD's executive officers. There were no bonuses awarded to ECD executives during the fiscal year.

Chief Executive Officer Compensation

      In September 1993, Mr. Ovshinsky entered into separate employment agreements with each of ECD and Ovonic Battery. The purpose of these agreements, which provide for the payment to Mr. Ovshinsky of an annual salary of not less than $250,000 by ECD and by Ovonic Battery, was to define clearly Mr. Ovshinsky's duties and compensation arrangements and to provide to each company the benefits of his management efforts and future inventions. See "Employment Agreements." Mr. Ovshinsky's compensation for fiscal year 2001 was determined in accordance with his employment agreements with ECD and Ovonic Battery and included a discretionary increase above the nominal cost-of-living increase. Based on Mr. Ovshinsky's employment agreement with ECD, he is entitled to a bonus, payable in fiscal year 2002, based on ECD's financial performance in fiscal year 2001.

                                       COMPENSATION COMMITTEE
                                       Walter J. McCarthy, Jr.
                                       Florence I. Metz

                          PERFORMANCE GRAPH

     The line graph below compares the cumulative total stockholder return on ECD's Common Stock over a five-year period with the return on the NASDAQ Stock Market - U.S. Index and the JP Morgan H & Q Technology Index.


                                                   Cumulative Total Return
                                   --------------------------------------------------------
                                    6/96      6/97      6/98      6/99      6/00      6/01
                                   ------    ------    ------    ------    ------    ------
ENERGY CONVERSION DEVICES, INC.    100.00     56.04     42.58     43.68    111.54    123.08
NASDAQ STOCK MARKET (U.S.)         100.00    121.60    160.06    230.22    340.37    184.51
JP MORGAN H & Q TECHNOLOGY         100.00    130.60    165.43    267.75    469.74    233.62


     The total return with respect to NASDAQ Stock Market - U.S. Index and the JP Morgan H & Q Technology Index assumes that $100 was invested on June 30, 1996, including reinvestment of dividends.

     We have not paid any cash dividends in the past and do not expect to pay any in the foreseeable future.

     The Report of the Compensation Committee on Executive Compensation and the Performance Graph are not deemed to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended, or incorporated by reference in any documents so filed.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     ChevronTexaco. Texaco Inc. and Chevron Corporation completed a merger on October 9, 2001 with the combined company renamed ChevronTexaco Corporation. On May 1, 2000, Texaco purchased a 20% equity stake in ECD for $67.4 million. Pursuant to the Stock Purchase Agreement between the Company and Texaco, ChevronTexaco has rights to purchase additional shares of Common Stock or other securities ("ECD Stock").

     So long as ChevronTexaco owns more than 5% of ECD Stock and in the event ECD issues additional ECD Stock other than to ChevronTexaco, ChevronTexaco has the right to purchase additional ECD Stock in order for ChevronTexaco to maintain its same proportionate interest in ECD Stock as ChevronTexaco held prior to the issuance of the additional ECD Stock. If ChevronTexaco elects to purchase Common Stock, the purchase price will be the average of the closing price on NASDAQ of the Common Stock as reported in The Wall Street Journal for the five trading days prior to the closing date of the sale multiplied by the number of shares of the Common Stock which ChevronTexaco is entitled to purchase.

     If ChevronTexaco does not exercise its right to purchase additional ECD Stock within 15 days after delivery of a Rights Notice from the Company, ChevronTexaco's right to purchase such additional ECD Stock which are the subject of the Rights Notice will terminate. William M. Wicker and James R. Metzger, directors of ECD, were, respectively, senior vice president and vice president and chief technology officer of Texaco until their retirement from Texaco upon the merger of Texaco and Chevron. Donald L. Paul and Greg M. Vesey, directors of ECD, are vice president and chief technology officer of ChevronTexaco and President, ChevronTexaco Technology Ventures, respectively.

     Texaco Ovonic Fuel Cell. Stanford R. Ovshinsky, a director of ECD, is president of Texaco Ovonic Fuel Cell as well as a member of its Management Committee. Robert C. Stempel, a director of ECD, is a member of the Management Committee of Texaco Ovonic Fuel Cell. ECD owns 50% of Texaco Ovonic Fuel Cell.

     For the year ended June 30, 2001, ECD recorded revenues of $8,831,000 from Texaco Ovonic Fuel Cell for facilities and product development services.

     Texaco Ovonic Hydrogen Systems. Stanford R. Ovshinsky, a director of ECD, is president of Texaco Ovonic Hydrogen Systems as well as a member of its Management Committee. Robert C. Stempel, a director of ECD, is a member of the Management Committee of Texaco Ovonic Hydrogen Systems. ECD owns 50% of Texaco Ovonic Hydrogen Systems.

     For the year ended June 30, 2001, ECD recorded revenues of $11,818,000 from Texaco Ovonic Hydrogen Systems for facilities and product development services.

     Texaco Ovonic Battery Systems. Stanford R. Ovshinsky and Robert C. Stempel, directors of Ovonic Battery, are members of the Management Committee of Texaco Ovonic Battery Systems. Mr. Stempel is the chief executive officer of Texaco Ovonic Battery Systems. Ovonic Battery owns 50% of Texaco Ovonic Battery Systems.

     For the year ended June 30, 2001, Ovonic Battery recorded revenues of $6,433,000 from Texaco Ovonic Battery Systems for product development services.

     Ovonyx.  Stanford R. Ovshinsky, Robert C. Stempel and Tyler Lowrey
(until February 21, 2002), directors of ECD, are directors of Ovonyx. Tyler Lowrey is also president and chief executive officer of Ovonyx. ECD currently owns 41.7% of Ovonyx and Mr. Lowrey owns in excess of 10% of Ovonyx.

     ECD recorded revenues from Ovonyx of $382,000 and $2,686,000 for the years ended June 30, 2001 and 2000, respectively, representing services performed for its operations which commenced on January 15, 1999. ECD has received payment of $3,022,000 for these services as of June 30, 2001, and the remaining balance is included in accounts receivable.

     GM Ovonic. Stanford R. Ovshinsky and Robert C. Stempel, directors of ECD, were members of the Board of Managers of GM Ovonic. Ovonic Battery had a 40% interest in this joint venture. In July 2001,ChevronTexaco purchased from General Motors its stake in GM Ovonic which was then reorganized as Texaco Ovonic Battery Systems.

     For the year ended June 30, 2001, the Company had revenues of $2,127,000 from GM Ovonic for the sales of products and providing contract personnel services, facilities and product development services.

     Ovonic Media. Stanford R. Ovshinsky and Robert C. Stempel, directors of ECD, are members of the Alliance Board of Ovonic Media. ECD has a 49% interest in this joint venture.

     For the year ended June 30, 2001, the Company had revenues of $2,298,000 from Ovonic Media for providing product development services.

     United Solar. Stanford R. Ovshinsky, Robert C. Stempel, Nancy M. Bacon and Hellmut Fritzsche, directors of ECD, are directors of United Solar. The financial statements of United Solar are included in the consolidated financial statements of ECD for the period from April 11, 2000 through June 30, 2001.

     For the period from July 1, 1999 through April 10, 2000, the Company recorded revenues of $149,000 from United Solar for services performed for United Solar under a product development subcontract.

     Bekaert ECD Solar Systems. Stanford R. Ovshinsky, Robert C. Stempel and Nancy M. Bacon, directors of ECD, are members of the Management Committee of Bekaert ECD Solar Systems, of which United Solar owns 40%.

     Bekaert ECD Solar Systems was formed on April 11, 2000 and for the period from April 11, 2000 through June 30, 2000 and the year ended June 30, 2001, the Company recorded revenues of $2,291,000 and $9,948,000, respectively, from Bekaert ECD Solar Systems for miscellaneous services.

     Southwall. Robert C. Stempel, a director of ECD, is a member of the board of directors of Southwall.

     For the year ended June 30, 2001, the Company had revenues of $30,000 from Southwall under a contract to build large-area deposition equipment. The completed equipment was shipped to Southwall in July 2000. $708,000 of the sale price is included in accounts receivable at June 30, 2001.

     Herbert Ovshinsky, Stanford R. Ovshinsky's brother, is employed by ECD as Director of the Production Technology and Machine Building Division working principally in the design of manufacturing equipment. He received $190,008 in salary during the year ended June 30, 2001.

     Benjamin Ovshinsky, Stanford R. Ovshinsky's son, is employed by ECD as its business representative for Western United States. He received compensation of $69,089 during the year ended June 30, 2001.

     HKO Media, Inc., owned by Harvey Ovshinsky, Stanford R. Ovshinsky's son, performed video production services on behalf of ECD. HKO Media, Inc. was paid $71,691 by ECD for its services during the fiscal year ended June 30, 2001.


                         ADDITIONAL INFORMATION

     Cost of Solicitation. The cost of solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and other employees of the Company may solicit proxies personally or by telephone or other means of communication. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to forward, at the expense of the Company, copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company also intends to hire Morrow & Co., at an anticipated cost of approximately $6,000 plus out-of-pocket expenses, to assist it in the solicitation of proxies personally, by telephone, or by other means.

     Other Action at the Meeting. The Company's management, at the time hereof, does not know of any other matter to be presented which is a proper subject for action by the stockholders at the Meeting. If any other matters shall properly come before the Meeting, the shares represented by a properly executed proxy will be voted in accordance with the judgment of the persons named on the proxy.

     Stockholder Proposals for 2002 Annual Meeting. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders, presently expected to be held during February 2003, must be received by the Company no later than September 21, 2002 in order for those proposals to be included in the proxy materials for the meeting.

                             ---------------

          Stockholders are urged to send in their proxies without delay.



                                   By Order of the Board of Directors


                                   /s/ Ghazaleh Koefod
                                   -----------------------------------
                                   Ghazaleh Koefod
                                   Secretary


January 18, 2002

BACK PAGE


MAP: DIRECTIONS TO MICHIGAN STATE UNIVERSITY MANAGEMENT EDUCATION CENTER,
     811 WEST SQUARE LAKE ROAD
     TROY, MI
     (248) 879-2456

ENERGY CONVERSION DEVICES, INC.
ANNUAL MEETING OF STOCKHOLDERS
THURSDAY, FEBRUARY 21, 2002 - 10:00 a.m.


ECVCM-PS-01

ENERGY CONVERSION DEVICES, INC.
C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398

---------------------------                                         --------------------------
     Vote by Telephone                                                   Vote by Internet
---------------------------                                         --------------------------
It's fast, convenient, and immediate!                               It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                                confirmed and posted.

Follow these four easy steps:                                       Follow these four easy steps:

--------------------------------------------------------            --------------------------------------------------------
1. Read the accompanying Proxy Statement and Proxy Card.            1. Read the accompanying Proxy Statement and Proxy Card.

2. Call the toll-free number                                        2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).                                    http://www.eproxyvote.com/ener
   There is NO CHARGE for this call.

3. Enter your Control Number located on your Proxy Card.            3. Enter your Control Number located on your Proxy Card.

4. Follow the recorded instructions.                                4. Follow the instructions provided.
--------------------------------------------------------            --------------------------------------------------------

Your vote is important!                                             Your vote is important!
Call 1-877-PRX-VOTE anytime!                                        Go to http://www.eproxyvote.com/ener anytime!


                  Do not return your Proxy Card if you are voting by Telephone or Internet



                                         DETACH HERE

[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE


1. Election of Directors.                                           ----------------------------------------------------
   Nominees as Directors:                                                      ENERGY CONVERSION DEVICES, INC.
                                                                    ----------------------------------------------------
(01) Stanford R. Ovshinsky, (02) Iris M. Ovshinsky,
(03) Robert C. Stempel, (04) Nancy M. Bacon,                                                                   For  Against  Abstain
(05) Umberto Colombo, (06) Subhash K. Dhar,                         2. Proposal to approve the appointment of
(07) Hellmut Fritzsche, (08) Walter J. McCarthy, Jr.,                  Deloitte & Touche LLP as independent    [ ]  [ ]     [  ]
(09) Florence I. Metz, (10) James R. Metzger,                          accountants for the fiscal year
(11) Donald L. Paul, (12) Stanley K. Stynes,                           ending June 30, 2002.
(13) Greg M. Vesey and (14) William M. Wicker
                                                                    3. In their discretion, the Proxies are authorized to vote upon
           For   [  ]      [  ]  Withhold                              such other business as may properly come before the Meeting.
           All                     All
  For all
  Except [  ] ______________________________________
              For all nominees except as noted above
                                                                    Mark box at right if an address change or comment has been   [ ]
                                                                    noted on the reverse side of this card.

                                                                    Mark box at right if you plan to Attend the Annual Meeting.  [ ]

                                                                    Please be sure to sign and date this Proxy.



Signature: --------------------------    Date:---------------       Signature: ---------------------------    Date: --------------



                       ENERGY CONVERSION DEVICES, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. The matters you are asked to vote upon are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, February 21, 2002.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Energy Conversion Devices, Inc.




                                         DETACH HERE



                       ENERGY CONVERSION DEVICES, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints ROGER JOHN LESINSKI and GHAZALEH KOEFOD and each of them, with full power of substitution, and in place of each, in case of substitution, his or her substitute, the attorneys for and on behalf of the undersigned to attend the Annual Meeting of Stockholders (the "Meeting") to be held at Michigan State University Management Education Center, 811 West Square Lake Road, Troy, Michigan, on Thursday, February 21, 2002 at 10:00 a.m. (EST) and any adjournments thereof, and to cast the number of votes the undersigned would be entitled to vote if then personally present. The undersigned instructs such proxies to vote as specified on this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR THE BOARD OF DIRECTORS AND "FOR" PROPOSAL 2 AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The Board of Directors of the Company recommends a vote FOR Proposals 1 and 2.


--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AN RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please sign this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

 HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------